RECANTOAZUL,  S.A.
                                Apartado  90-1007
                           Centro  Colom,  Paseo  Colom,
                              San  Jose,  Costa  Rica


                                December  22,  2000



United  Trading.Com
c/o  Myers  Porter,  LLP
380Technology  Blvd.,  Suite  250
Irvine,  CA  92618

Attn:  Mr.  Norman  Wright.

Re: United Trading.Com Sports book Software license agreement dated September 28, 2000

Dear  Mr.  Wright:

On September 30, 2000, Recantoazul S.A. entered into a Sports book software license agreement with United Trading.Com (formerly United Casino Corp.). Due to Recantoazul's current inability to provide and bring on to the Internet the Internet site which was planned to be used to make the Sports book software provided by the subject agreement available to players over the Internet, Recantoazul is hereby canceling the subject agreement effective immediately.

It is hoped by Recantoazul that when the required Internet site is finally available that a new contract can be negotiated.

Yours  truly,

Recantoazul  S.A.



By:   s/  Darren  Wright
     ---------------------------

Name:  Darren  Wright
     ---------------------------

Title:  President
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